UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 31, 2005

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

NEW JERSEY	01-14294	22-2545165
(State or other	(Commission	(IRS Employer
jurisdiction of	File No.)	Identification No.)
incorporation)

55 UNION BOULEVARD, TOTOWA, NJ	07512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On December 31, 2005, the merger of two of Greater Community Bancorp’s subsidiary banks, Bergen Commercial Bank (“BCB”) and Rock Community Bank (“RCB”), into the Company’s third bank subsidiary, Greater Community Bank (“GCB”), was consummated. The merger was effective at 11:59 p.m. on December 31, 2005 and GCB was the surviving bank of the merger. GCB will operate the former businesses of BCB and RCB as divisions of GCB under the names “Bergen Commercial Bank, a division of Greater Community Bank”, and “Rock Community Bank, a division of Greater Community Bank”, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP
(Registrant)

Date: January 4, 2006	/s/ Stephen J. Mauger
(Signature)
Stephen J. Mauger
Senior Vice President and Chief Financial Officer